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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  May 7, 1999
                       (Date of earliest event reported)


                                GTE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW YORK                     1-2755                  13-1678633
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)


   1255 Corporate Drive, SVC04C08, Irving, Texas                 75038
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       Registrant's telephone number, including area code  972-507-5000



             (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.  Other Events
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Attached exhibits are (i) a press release issued by Bell Atlantic Corporation and GTE Corporation on May 7, 1999, and (ii) a press release issued by the U.S. Department of Justice on May 7, 1999. The press releases announce the completion of the U.S. Department of Justice's review of the proposed merger of Bell Atlantic Corporation and GTE Corporation and the companies' agreement to a consent decree to dispose of overlapping wireless properties.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99.1 Press Release, dated May 7, 1999, issued by Bell Atlantic Corporation and GTE Corporation.

99.2  Press Release, dated May 7, 1999, issued by the U.S. Department of
      Justice.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       GTE Corporation
                                             ----------------------------------
                                                         (Registrant)


Date:          May 10, 1999                          /s/ Paul R. Shuell
      ------------------------------         ----------------------------------
                                                       Paul R. Shuell
                                               Vice President and Controller
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                                 EXHIBIT INDEX

Exhibit
Number
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99.1    Press Release, dated May 7, 1999, issued by Bell Atlantic Corporation and GTE Corporation.

99.2    Press Release, dated May 7, 1999, issued by the U.S. Department of
        Justice.